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                                                                 Exhibit 10.11.2

                               THIRD AMENDMENT TO

                              EMPLOYMENT AGREEMENT

          This Third Amendment to Employment Agreement (the "Third Amendment") is made and entered into as of August 15, 1998, by and between KENNEDY-WILSON, INC., a Delaware corporation with its principal office located in Beverly Hills, California (the "Company"), and Freeman A. Lyle, Jr., an individual ("Employee").

                                    RECITALS

          WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of April 1, 1996, (the "Agreement"), providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

          WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Salary.

                             AMENDMENT TO AGREEMENT

          NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of August 15, 1998 as follows:

          1. Section 4(i) of the Agreement is amended such that Employee's salary effective August 15, 1998 is equal to $180,000 per annum payable on such basis as is the normal payment pattern of the Company, not to be less frequently than monthly.

          Subject to the foregoing, the Employment Agreement remains in full force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.

          IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this  Second
amendment as of the date first above written.

                                            "COMPANY"
                                            Kennedy-Wilson Inc.,
                                            A Delaware Corporation

                                            By:  /s/ William J. McMorrow
                                                 -----------------------
                                                 William J. McMorrow
                                                 Its Chief Executive Officer

                                            "EMPLOYEE"

                                                 /s/ Freeman J. Lyle, Jr.
                                                 ------------------------
                                                 Freeman J. Lyle